                            Exhibit 10.1

                         PROPERTY EXTENSION

               LAKEFIELD VENTURES, INC.

           50 LIBERTY STREET WEST, SUITE 880 RENO NEVADA 89501

Peter Hawley

169 Perrault Avenue Val D'or Quebec, Canada

December 31, 2003

ATTENTION : Peter Hawley

RE: Kayla Property Claims

 Dear Sir,

Pursuant to an option agreement dated as of April 15, 2002, Peter Hawley ("PH") granted to Lakefield Ventures, Inc., an option to acquire an interest in the Property (the "Agreement*') This letter confirms that in and for the sum of $ 1000 Cdn., the receipt of which is hereby agreed,  and to amend the terms of the Agreement by deleting the reference to -December 31, 2003" in section 2 l(C) and inserting "December 31, 2004" and further by deleting the reference to "December 31, 2004" in section 2 1(D and inserting "December 3I, 2005". and further by deleting the reference to "December 31, 2003 in section 11 ( D) and inserting "December 31, 2004" The remainder of the Agreement shall remain in full force and effect.

Yours truly,

LAKEFIELD VENTURES, INC.

Per /S/ Michael Iverson

Michael Iverson, President

The above is hereby confirmed and agreed as of the date first above written.

Per /S/ Peter Hawley

Peter Hawley